Exhibit (C)(6)

Confidential Jefferies LLC Member SIPC The information provided in this document, including valuation discussions, represents the views of Jefferies Investment Banking. There is no assurance that the views expressed herein will be consistent with the views expressed by Jefferies Research or its Analysts. Nothing in this document should be understood as a promise or offer of favorable research coverage. Project FREEDOM Presentation to the Special Committee May 9, 2023 / Confidential

Confidential Jefferies LLC / May 2023 Background 2 Transaction Overview 4 FREEDOM Overview 7 FREEDOM Valuation Considerations 12 Appendix 22 Table of Contents i

Confidential Jefferies LLC / May 2023 Disclaimer The following pages contain material provided to the Special Committee (the “Special Committee”) of the Board of Directors (the “Board”) of FREEDOM (the “Company”) by Jefferies LLC (“Jefferies”) in connection with Project FREEDOM. These materials were prepared on a confidential basis in connection with an oral presentation to the Special Committee and not with a view toward complying with the disclosure standards under state or federal securities laws or otherwise. These materials are solely for use of the Special Committee in its evaluation of the proposed transaction and may not be used for any other purpose or disclosed to any party without Jefferies’ prior written consent. The information contained in this presentation was based solely on publicly available information or information furnished to Jefferies by the Company. Jefferies has relied, without independent investigation or verification, on the accuracy, completeness and fair presentation of all such information and the conclusions contained herein are conditioned upon such information (whether written or oral) being accurate, complete and fairly presented in all respects. None of Jefferies, its affiliates or its or their respective employees, directors, officers, contractors, advisors, members, successors or agents makes any representation or warranty in respect of the accuracy, completeness or fair presentation of any information or any conclusion contained herein. Jefferies, its affiliates and its and their respective employees, directors, officers, contractors, advisors, members, successors and agents shall have no liability with respect to any information or matter contained herein, or any oral information provided herewith or data any of them generates. Jefferies undertakes no obligation to update these materials. Neither Jefferies nor any of its affiliates is an advisor as to legal, tax, accounting or regulatory matters in any jurisdiction. 1

Confidential Jefferies LLC / May 2023 Background 2

Confidential Jefferies LLC / May 2023 On March 20, 2023, FREEDOM (or the “Company”) announced publicly the receipt of an unsolicited non-binding proposal from B. Riley Financial Inc. (“B. Riley”) to acquire all of the outstanding shares of the Company’s common stock (the “Initial Proposed Transaction”) for $30.00 per share in cash ─ The proposal implied a 31.9% and 10.3% premium to FREEDOM’s unaffected stock price and 30-day VWAP as of March 17, 2023, respectively, and 7.2x FREEDOM’s 2022A Adjusted EBITDA and 9.5x FREEDOM’s 2023E Adjusted EBITDA, respectively ─ Conditioned on: o Current management agreeing to roll their equity and continue with the Company o Approval of the Special Committee and majority of non-Bidder and non-management shareholders o Other customary conditions (e.g., HSR) o 30 days of diligence o Transaction funded by cash on hand and newly raised debt financing; no financing condition A transaction led by Permitted Holders, including B.Riley, Irradiant, Pimco (and Brian Kahn), should not require the refinancing of FREEDOM’s existing debt The Initial Proposed Transaction was subsequently restructured such that B. Riley’s investment would take the form of a bridge commitment to a post-signing syndication of NewCo preferred equity with senior management (the “Management Group”), led by CEO Brian Kahn, holding majority control of NewCo In its capacity as financial advisor to the Special Committee of the Board of Directors of FREEDOM (the “Special Committee”), Jefferies has: ─ Reviewed the Company’s publicly available information and internal financial information and analyses, including its long-range plan (“LRP”) dated as of May 4, 2023, as well as participated in business diligence sessions along with the Bidder and its lenders ─ Engaged in numerous discussions with the Bidder and its approved partners, including current Company lenders Irradiant and Pimco ─ Contacted 11 third party financial buyers with retail investment experience regarding potential interest in a transaction with FREEDOM out of which 7 parties passed; another 4 parties executed NDA and passed subsequently(1) o No additional inbound inquiries after public release of Bidder proposal on March 20, 2023 Background Source: Offer letter dated March 20, 2023. (1) At the Special Committee’s request, Jefferies contacted an additional 8 parties regarding a transaction involving Vitamin Shoppe of which none is in a position to pursue a transaction. Parties Contacted Parties Passed Current Interested Parties (ex. Bidder) Before NDA Post NDA 11 7 4 0 3

Confidential Jefferies LLC / May 2023 Transaction Overview 4

Confidential Jefferies LLC / May 2023 Transaction Overview On May 9, 2023, FREEDOM’s Board of Directors is expected to consider the sale of the Company (the “Proposed Transaction”) to the Management Group for a purchase price of $30.00 per share in cash (the “Proposed Purchase Price”) ─ Represents a premium of 31.9% based on FREEDOM’s unaffected stock price of $22.75 as of March 17, 2023 (day of 52 week low) The Proposed Transaction will be financed with a combination of preferred equity and new committed debt from existing lenders Source: S&P Capital IQ as of May 8, 2023, and Consolidated Long-Range Plan provided by FREEDOM management on May 4, 2023. (1) Fully diluted shares outstanding comprised of 35,172,623 shares of common stock, 216,376 stock options outstanding and exercisable at various strike prices, 506,189 restricted stock units and 454,093 performance restricted stock units as provided by FREEDOM management on May 3, 2023. Excludes 803,426 out-of-the-money Market-Based Restricted Stock Units that are not expected to vest in connection with the Proposed Transaction. (2) Per Mergermarket Story regarding a rumored management buyout dated January 10, 2023. (3) VWAP calculated based on calendar days, ending on March 17, 2023. (4) 52-week high and low prices calculated as the highest and lowest price that a stock has traded at during the previous 52 weeks (including intra-day prices) ending May 8, 2023. Proposed Purchase Price $30.00 Diluted Shares Outstanding(1) 36.3 Implied Equity Value $1,089 Plus: Total Debt (Q1'23) 1,448 Plus: Preferred Equity 114 Less: Cash and Cash Equivalents (Q1'23) (98) Total Enterprise Value (TEV) $2,552 Implied Premiums FREEDOM Statistic Implied Premium to Current Stock Price $29.46 1.8% (Discount) / Premium to Unaffected Stock Price (as of 3/17/23) $22.75 31.9% 30-day (Discount) / Premium to Unaffected Stock Price (as of 2/17/23) $30.06 (0.2%) (Discount) / Premium to Stock Price Pre-Mergermarket Story (12/30/22) (2) $23.82 25.9% 90-day (Discount) / Premium to Unaffected Stock Price (as of 12/19/23) $23.51 27.6% (Discount) / Premium to 30-day VWAP (as of 3/17/23) (3) $27.21 10.3% (Discount) / Premium to 90-day VWAP (as of 3/17/23) (3) $27.95 7.3% (Discount) / Premium to 52-Week High (6/9/22) (4) $44.25 (32.2%) (Discount) / Premium to 52-Week Low (3/17/23) (4) $22.45 33.6% FREEDOM Statistic TEV / EBITDA Managament Adj. EBITDA LTM Q1 2023 EBITDA $308 8.3x FY2023E EBITDA $268 9.5x FY2024P EBITDA $297 8.6x 5

Confidential Jefferies LLC / May 2023 Key Terms of the Merger Agreement Proposed Transaction Summary Proposed Purchase Price $30.00 per share in cash Parties: Franchise Group, Inc. (the “Company”) Freedom VCM, Inc. (“Parent”), a newly formed affiliate of B. Riley Financial, Inc. and management rollover investors Freedom VCM Subco, Inc. (“Merger Sub”), a wholly owned subsidiary of Parent B. Riley Financial Inc. is providing an equity commitment and limited guaranty; management rollover investors are providing equity Structure: Reverse triangular merger in which Merger Sub will merge into the Company with the Company surviving as a wholly owned subsidiary of Parent Single step “voted” merger (no tender offer) Management equity rollover will occur immediately prior to Merger Financing Combination of fully committed debt financing, cash equity and management rollover equity No financing condition; however, acquiror only required to close if debt financing is funded Certain Closing Conditions: Stockholder approval, including approval by holders of a majority of the outstanding shares held by unaffiliated stockholders Customary bringdown of representations, compliance with covenants and absence of MAE HSR approval Alternative Transactions: 30-day go-shop period; after which no additional solicitation, subject to fiduciary out Outside Date: 6 months after signing Termination Fees: Reverse Termination Fee of $55 million Company Termination Fee of $10.35 million for Acquisition Proposal received during the go-shop period; $20.72 million thereafter Source: Draft Agreement and Plan of Merger dated May 9, 2023, which we understand remains subject to further negotiation and revision in all respects. 6

Confidential Jefferies LLC / May 2023 FREEDOM Overview 7

Confidential Jefferies LLC / May 2023 2/2/23 Gross Gross Adj. Interest $ % Leverage Leverage(1) Rate Maturity Cash and Cash Equivalents $80.8 ABL Revolver ($400M) $16 1.1% 4.0x 2.4x S+175 3/10/26 1st Lien Term Loan (With Add-On) $1,099 76.7% 2.6x 4.0x S + CSA + 475 3/10/26 2nd Lien Term Loan $300 20.9% 3.3x 4.4x L + 750 9/10/26 Finance Lease Liabilities $11 0.8% 3.4x 4.4x - - Other Long Term Obligations $6 0.4% 3.4x 4.4x - - Total Debt $1,432.2 100.0% 3.4x 4.4x Based on FY2022 Bank Adj. EBITDA of: $425.6 Based on FY2022 Bank Adj. EBITDAR of: $705.0 Pro Forma Capitalization Table(3) Valuation Metrics Stock Price Performance – Since NASDAQ Relisting (November 2019) Trading Statistics $0.00 $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 Nov-19 May-20 Nov-20 May-21 Nov-21 May-22 Nov-22 May-23 Price FREEDOM Trading Update – Public Market Perspective $29.46 Unsolicited Offer Letter Received Mar. ’23 ($22.75) Pre-Mergermarket Story Dec. ’23 ($23.82) (5/8/23) Current (3/17/23) Unaffected ($Millions, except per share data) (2) (2) Pet Supplies Plus Acquired Jan. ‘21 Sylvan Learning Acquired Sept. ‘21 The Vitamin Shoppe Acquired Dec. ‘19 Badcock Acquired Nov. ‘21 American Freight Acquired Feb. ‘20 Source: Company filings, S&P Capital IQ as of May 8, 2023. Note: Shares outstanding based on fully diluted shares outstanding per most recent public filing. Pro forma capitalization table for reference to reflect ABL balance as of January 23, 2023 and pro forma for the paydown by the $300 million incremental first lien term loan transaction closed on February 2, 2023. (1) Rent expense capitalized at 6.0x and estimated based on LTM September 25, 2022 data. (2) Fully diluted shares outstanding comprised of 35,172,623 shares of common stock, 216,376 stock options outstanding and exercisable, 506,189 restricted stock units and 454,093 performance restricted stock units. Excludes 840,926 out-of-the-money Market-Based Restricted Stock Units that are not expected to vest in connection with the Proposed Transaction. (3) Pro forma debt and cash balances as of February 2, 2023. (4) Calculated based of 4,541,125 shares of Series A Cumulative Preferred Stock with a liquidation preference of $25.00, per Company filings dated December 31, 2022. (5) 52-week high and low prices calculated as the highest and lowest price that a stock has traded at during the previous 52 weeks (including intra-day prices). (4) (4) (3) (3) (3) (3) EV / CY2023E Consensus Revenue 0.52x 0.58x EV / CY2023E Consensus EBITDA 6.5x 7.2x EV / CY2024P Consensus EBITDA 5.5x 6.1x Trading Summary Share Price $22.75 $29.46 52-Week High $44.66 $44.25 52-Week Low $22.45 $22.45 Current % of 52-Week High 50.9% 66.6% 3-M Avg. Daily Vol. ('000s) 524.91 424.11 Share Price $22.75 $29.46 Shares Outstanding (mm) 36.3 36.3 Market Capitalization $826.9 $1,070.8 Plus: Total Debt (2/2/23) 1,432.2 1,432.2 Plus: Preferred Equity 113.5 113.5 Less: Cash & Cash Eqv. (2/2/23) (80.8) (80.8) Enterprise Value $2,291.9 $2,535.8 CY2023E Consensus Revenue $4,412.8 $4,402.9 CY2023E Consensus EBITDA $350.6 $350.9 CY2024P Consensus EBITDA $416.0 $412.5 (5) (5) 8

Confidential Jefferies LLC / May 2023 FREEDOM Trading Performance Nov-19 Feb-20 May-20 Sep-20 Dec-20 Mar-21 Jun-21 Oct-21 Jan-22 Apr-22 Jul-22 Oct-22 Feb-23 May-23 (100%) 0% 100% 200% 300% 400% Stock Price Performance – Since NASDAQ Relisting (November 2019) Sources: Company filings, S&P Capital IQ and Wall Street research as of May 8, 2023. (1) Hybrid Franchisor Index comprised of DRVN, LOCO, SHAK and SNA. (2) Pet Retail Index comprised of MUSTI, PETS and WOOF. (3) Home and Furniture Index comprised of BBY, ETD, HVT, SNBR, TCS, TPX, TSX:ZZZ and WSM. (4) Beauty, Health and Wellness Index comprised of BBWI, NGVC, RAD, SBH, SFM, ULTA and WBA. (5) Finance Driven Retail Index comprised of AAN, CONN and UPBD. (6) Specialty Retail Index comprised of ASO, DKS, HIBB, JOAN and ODP. (7) Unit-Based Education Index comprised of BFAM, FC, LRN and LSE:PSON. FREEDOM: 147% Hybrid Franchisors(1): 40% Specialty Retail(6): 222% Beauty and Wellness(4): (8%) Finance Driven Retail(5): (17%) Unit Based Education(7): (8%) Pet Retail(2): 24% Home and Furniture(3): 16% YTD LTM FREEDOM 15% (21%) Hybrid Franchisor(1) 14% 18% Pet Retail(2)) 22% (22%) Home and Furniture(3) (3%) (9%) Beauty, Health and Wellness(4) (7%) (10%) Finance Driven Retail(5) 26% (11%) Specialty Retail(6) 12% 45% Unit-Based Education(7) 7% 12% 9

Confidential Jefferies LLC / May 2023 Average EV / NTM EBITDA Multiple EV / NTM EBITDA Multiples Over Time 7.2x 12.5x 11.8x 6.9x 7.5x 6.1x 4.8x 12.8x 7.1x 11.4x 9.4x 5.3x 7.4x 5.7x 4.5x 11.3x 7.2x 11.1x 8.0x 5.3x 7.2x 7.0x 5.2x 8.8x FREEDOM Hybrid Franchisor Pet Retail Home and Furniture Beauty, Health and Wellness Finance Driven Retail Specialty Retail Unit-Based Education 3-Year 1-Year Current Sources: Company filings, S&P Capital IQ and Wall Street research as of May 8, 2023. (1) Hybrid Franchisor Index comprised of DRVN, LOCO, SHAK and SNA. (2) Pet Retail Index comprised of MUSTI, PETS and WOOF. (3) Home and Furniture Index comprised of BBY, ETD, HVT, SNBR, TCS, TPX, TSX:ZZZ and WSM. (4) Beauty, Health and Wellness Index comprised of BBWI, NGVC, RAD, SBH, SFM, ULTA and WBA. (5) Finance Driven Retail Index comprised of AAN, CONN and UPBD. (6) Specialty Retail Index comprised of ASO, DKS, HIBB, JOAN and ODP. (7) Unit-Based Education Index comprised of BFAM, FC, LRN and LSE:PSON. (1) (2) (3) (4) (5) (6) (7) FREEDOM 10

Confidential Jefferies LLC / May 2023 FY 2023P FY 2024P 12-18 Month Firm Revenue EBITDA Revenue EBITDA Price Target Recommendation Oppenheimer (3/21/23) $4,372 $354 $4,473 $413 $40.00 Outperform Barrington (3/1/23) $4,375 $355 $4,500 $400 $35.00 Outperform Stephens (3/1/23) $4,426 $353 $4,485 $394 $28.00 Neutral CJS Securities (3/2/23) $4,408 $357 $4,551 $410 $42.00 Outperform D.A. Davidson (4/10/23) $4,483 $348 $4,625 $457 $39.00 Buy Mean: $4,413 $353 $4,527 $415 $36.80 Management: $4,223 $268 $4,428 $297 NA Selected Analyst Estimates (as of May 8, 2023) Sources: Wall Street Research, S&P Capital IQ as of May 8, 2023. (1) Represents Adj. EBITDA per consolidated Long-Range Plan provided by FREEDOM management on May 4, 2023. Wall Street Research Perspectives ($Millions) Management projects meaningfully lower EBITDA vs. Mean (1) (1) 11

Confidential Jefferies LLC / May 2023 FREEDOM Valuation Considerations 12

Confidential Jefferies LLC / May 2023 Historical and Projected FREEDOM Financial Summary Source: Consolidated Long-Range Plan provided by FREEDOM management on May 4, 2023. Historical Management Estimates CAGR ($Millions) FY2020A FY2021A FY2022A FY2023E FY2024P FY2025P FY2026P '20A - '23E '23E - '26P Revenue Vitamin Shoppe $1,036 $1,173 $1,207 $1,248 $1,272 $1,309 $1,359 6.4% 2.9% Pet Supplies Plus 846 1,121 1,289 1,372 1,475 1,648 1,859 17.5% 10.7% American Freight 945 989 883 912 985 1,145 1,262 (1.2%) 11.4% Badcock 899 907 716 592 591 660 730 (13.0%) 7.2% Buddy's 97 64 57 57 60 67 73 (16.5%) 8.6% Sylvan 26 38 42 42 45 48 51 17.4% 6.4% Total Revenue $3,850 $4,292 $4,195 $4,223 $4,428 $4,876 $5,334 3.1% 8.1% % Growth 5.2% 11.5% (2.3%) 0.7% 4.9% 10.1% 9.4% Total COGS $2,096 $2,410 $2,519 $2,584 $2,724 $3,010 $3,320 7.2% 8.7% Contribution Margin $1,754 $1,882 $1,676 $1,639 $1,704 $1,866 $2,013 (2.2%) 7.1% % Margin 45.6% 43.9% 39.9% 38.8% 38.5% 38.3% 37.7% Total Operating Expenses $1,496 $1,467 $1,430 $1,389 $1,424 $1,501 $1,574 (2.5%) 4.3% Total EBITDA $234 $490 $288 $242 $281 $366 $440 1.1% 22.2% % Margin 6.1% 11.4% 6.9% 5.7% 6.3% 7.5% 8.3% Adjusted EBITDA Vitamin Shoppe $78 $137 $135 $136 $140 $145 $150 20.4% 3.5% Pet Supplies Plus 76 93 115 120 134 157 185 16.2% 15.6% American Freight 109 97 4 19 47 91 116 (44.0%) 82.3% Badcock 106 85 84 (21) (38) (27) (16) NM NM Buddy's 27 18 16 16 16 20 24 (16.3%) 15.3% Sylvan 6 12 14 14 15 16 17 36.2% 7.8% Total Adjusted EBITDA $395 $438 $354 $268 $297 $382 $456 (12.2%) 19.5% % Margin 10.3% 10.2% 8.4% 6.3% 6.7% 7.8% 8.6% Total D&A $111 $88 $82 $80 $82 $78 $78 (10.4%) (0.9%) Total Capital Expenditures $59 $66 $51 $47 $42 $45 $45 (7.3%) (1.7%) % Margin 1.5% 1.5% 1.2% 1.1% 1.0% 0.9% 0.8% 13

Confidential Jefferies LLC / May 2023 Illustrative Payouts in 2026 Vitamin Shoppe Pet Supplies Plus Sylvan American Freight Monetization Scenario Change of Control Optional Liquidity Optional Liquidity Optional Liquidity Contractual EBITDA for 2026 Payout (5) $150.4 $184.9 $17.5 $116.3 Contractual Multiplier (6) 9.0x 6.5x 7.0x 5.6x Implied EV $1,353.7 $1,201.6 $122.2 $651.3 Less: Invested Capital 21.9 (350.0) (40.5) (230.0) Less: Contractual Debt / Transaction Costs (35.0) (174.1) (6.8) (295.5) Incremental EV $1,340.6 $677.5 $74.9 $125.8 % of Equity Value (7) 11.0% 10.0% 6.7% 0.0% MIP Payout(8) $147.5 $67.8 $5.0 $0.0 MIP Payout / Share (Net of Tax)(9) $3.34 $1.38 $0.10 $0.00 Present Value of MIP Payout / Share (Net of Tax)(10)(11) $2.03 $0.84 $0.06 $0.00 Total Payout $220.2 Payout (Net of Tax)(9) 174.9 Payout / Share $4.82 Payout / Share (Present Value)(10) $2.93 Several of FREEDOM’s businesses have a Subsidiary Management Incentive Plan (MIP) in place representing ~10% of the equity value upon a change of control (net of certain adjustments including debt and contributed capital)(1) MIPs are triggered upon a change of control of Vitamin Shoppe, Pet Supplies Plus, Sylvan and American Freight businesses – but not upon a change in control of the parent company(2) Current obligations under MIPs cannot be changed by Company unilaterally(3)(4) Pet Supplies Plus, Sylvan and American Freight plans have performance-based and time-vested units which have an optional liquidity provision (“Optional Liquidity MIPs”), in which beneficiaries can elect to receive proceeds at specified points in the future Vitamin Shoppe beneficiaries only receive proceeds upon a Vitamin Shoppe change of control (“Change of Control” only plan) For preliminary valuation purposes, MIPs are analyzed as an aggregate payout in 2026, and are discounted to present value as part of the DCF analysis, such that all of the value of the Company’s businesses would be 100% owned by existing shareholders Description Commentary & Assumptions Detail Regarding FREEDOM Subsidiary Management Incentive Plans (MIPs) (1) Additionally, per FREEDOM management, through a verbal agreement, Buddy’s CEO holds a 1.5% stake in Buddy’s that can only be monetized in a sale of Buddy’s. (2) Change of Control in HoldCo does not trigger a liquidity event for the individual Operating Company plans. Vesting accelerates upon a Change of Control of individual businesses. (3) For Pet Supplies Plus and Sylvan, FREEDOM may terminate and liquidate the Plan in accordance with Code Section 409A in connection with a Change in Control. (4) Option to amend is applicable except with respect to outstanding awards. (5) Contractual EBITDAs are Reported Adjusted EBITDAs of individual segments in Consolidated LRP provided by FREEDOM Management on May 4, 2023. (6) Reflects an illustrative valuation multiple for Vitamin Shoppe in a sale transaction. (7) % of Equity Value reflects both Time Vested and Performance Vested Units. (8) Payout for American Freight is zero due to projected underperformance of the business. (9) Applied effective tax rate of 26% as per management estimates. (10) Based on illustrative WACC of 13.25%. (11) Payments above $1mm made to the former Vitamin Shoppe CEO as part of this plan are not tax deductible per Section 162(m) of Internal Revenue Code. ($Millions, except price per share) Vitamin Shoppe Incentive Unit Plan Details Pet Supplies Plus Incentive Unit Plan Details Represents 11% of Vitamin Shoppe Equity Value in a change in control scenario Currently fully vested given Vitamin Shoppe performance and timing Does not have Optional Liquidity provision Represents ~10% of Pet Supplies Plus Equity Value in a scenario where there is a change in control / optional liquidity exercise 1/3rd are time vested – Vest if one is employed for three years by March 2024 2/3rd are performance vested – Vest subject to a performance goal and if employed till March 2025 Optional liquidity available for both time and performance vested units in 2025 and 2026 Today @ 9.0x Sale: ~$3.00 14

Confidential Jefferies LLC / May 2023 Analysis of Selected Publicly Traded Companies Estimates current market value of FREEDOM based on trading multiples of selected publicly traded companies generally considered relevant for comparative purposes Reviewed 34 publicly traded Hybrid Franchisor, Pet Retail, Home & Furniture, Beauty, Health & Wellness, Finance-driven Retail, Specialty Retail and Unit-Based Education companies relative to FREEDOM’s six business units Analysis of Selected Transactions Estimates value of FREEDOM based on a review of selected merger and acquisition transactions generally considered relevant for comparative purposes Reviewed 33 completed transactions with publicly available information in the Pet Retail, Home & Furniture, Health & Wellness, Finance-driven Retail, Specialty Retail and Unit-Based Education sectors Discounted Cash Flow Analysis Estimates the value of FREEDOM based on the present value of the Company’s risk-adjusted cash flow Terminal Value calculated using perpetuity growth method Implied values per share, stated pre and net of hypothetical estimated MIP payments, per FREEDOM management Badcock terminal value as of 2026 calculated as the then present value of years 2027 to 2030 cash flow plus the subsequent years based on 2030 FCF and a 3% perpetuity growth rate M&A Premiums A review, as an additional reference point for informational purposes, of premiums paid in selected M&A transactions involving public companies Reviewed 355 public company all-cash transactions across all industries, excluding financial, real estate and energy targets, and with transaction equity values between $1B and $5B closed since January 1, 2010 Applied relevant premiums to FREEDOM’s unaffected stock price of $22.75 as of March 17, 2023 and FREEDOM’s stock prices 30 days prior to that point Methodology / Consideration General Description Comments Selected Valuation Methodologies Note: Jefferies did not attribute any particular weight to any analysis, methodology or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor; accordingly, Jefferies’ analyses must be considered as a whole. Considering any portion of the analyses or the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process undertaken by Jefferies. For Informational Purposes Only: 15

Confidential Jefferies LLC / May 2023 $26.50 $27.00 $23.50 $26.25 $17.00 $10.25 $10.75 $32.00 $34.75 $35.50 $38.50 $31.75 $22.50 $22.00 $5.00 $15.00 $25.00 $35.00 $45.00 Methodology Metrics Financial Analyses Summary – Based on May 4, 2023 LRP Implied Enterprise Value / For Informational Purposes Only All Industries (355) Transactions) Historical Premium Analysis Consumer / Retail (61) Transactions) 2023E Mgmt Adj. EBITDA of $268M Source: Consolidated Long-Range Plan provided by FREEDOM management on May 4, 2023. Valuation range figures rounded to the nearest $0.25. Note: Fully diluted shares outstanding comprised of 35,172,623 shares of common stock, 216,376 stock options outstanding and exercisable at various strike prices, 506,189 restricted stock units and 454,093 performance restricted stock units as provided by FREEDOM management on May 3, 2023. Excludes 803,426 out-of-the-money Market-Based Restricted Stock Units that are not expected to vest in connection with the Proposed Transaction. (1) The selected multiple range of 6.75x to 8.25x for FY 2023E (which corresponds to the indicated reference range of implied per share equity values of $10.75 to $22.00) was updated from the range of 6.5x to 8.0x that was stated in the presentation reviewed by the Special Committee on May 9, 2023, based on current market data as of such date. Jefferies provided the Special Committee with the updated range and informed the Special Committee that the update did not impact in any material respect Jefferies’ analyses and did not affect the conclusion rendered in Jefferies’ opinion. The reference range of implied per share equity values reviewed by the Special Committee on May 9, 2023 was unchanged. (2) $35.50 represents high end of range ($37.75) less the present value of the Vitamin Shoppe MIP. Discounted Cash Flow Analysis Pre-MIP Selected Public Companies Analysis 2023E Adj. EBITDA Multiple Selected Transactions Analysis Discount rate of 12.75% - 13.75% and perpetuity growth rate of 2.5% - 3.5% applied on Pre-MIP value 6.75x – 8.25x 2023E Adj. EBITDA ─ 2023E Mgmt Adj. EBITDA of $268M 25th and 75th Percentile 1-day premiums to unaffected share price ($22.75) as of 3/17/23 25th and 75th Percentile 1-day premiums to unaffected share price ($22.75) as of 3/17/23 LTM Q1 2023E Adj. EBITDA Multiple 6.75x – 8.5x LTM Q1 2023E Adj. EBITDA ─ Q1 2023E Mgmt Adj. EBITDA of $308M Proposed Purchase Price : $30.00 2024P Adj. EBITDA Multiple 6.0x – 7.5x 2024P Adj. EBITDA ─ 2024P Mgmt Adj. EBITDA of $297M 5.3x 6.5x 7.7x 9.0x 10.4x 6.1x 7.5x 8.9x 10.4x 11.9x Net of MIP High end of range reflects present value impact from exercise of Optional Liquidity MIPs (ex-Vitamin Shoppe); bottom end of range reflects full deduction of estimated present value of all potential MIP payments (~$3.00 / share) LTM Q1’ 23A Mgmt Adj. EBITDA of $308M $37.75 (2) (1) 16

Confidential Jefferies LLC / May 2023 Equity Enterprise 2022A Size and Scale 22A - '24P Projected Gowth EV / EBITDA Pet Retail Value Value Revenue EBITDA EBITDA % Unit Revenue EBITDA 2023E 2024P Petco Health and Wellness Company, Inc. $3,186 $4,678 $6,025 $582 9.7% 0.7% 3.4% (1.4%) 8.8x 8.3x Pets at Home Group Plc 2,454 2,523 1,636 314 19.2% NA 8.8% 5.4% 7.8x 7.2x Pet Supplies Plus NA NA 1,289 105 8.1% 14.1% 7.0% 12.7% - - Musti Group Oyj 702 852 422 74 17.5% NA 10.2% 12.6% 10.2x 9.1x Mean $2,114 $2,684 $2,343 $269 13.6% 7.4% 7.4% 7.3% 8.9x 8.2x Median $2,454 $2,523 $1,462 $209 13.6% 7.4% 7.9% 9.0% 8.8x 8.3x Home and Furniture Best Buy Co., Inc. $16,087 $15,405 $46,346 $3,961 8.5% (2.0%) (1.3%) (13.6%) 5.5x 5.2x Williams-Sonoma, Inc. 7,914 7,547 8,821 1,730 19.6% (5.2%) (1.6%) (9.2%) 5.3x 5.3x Tempur Sealy International, Inc. 6,798 9,569 4,954 892 18.0% NA 4.2% 9.3% 9.8x 9.0x Sleep Number Corporation 538 996 2,113 148 7.0% 3.5% 0.2% 9.5% 5.9x 5.6x The Container Store Group, Inc. 154 337 1,086 115 10.5% 11.2% 2.2% (1.5%) 3.3x 3.0x Haverty Furniture Companies, Inc. 430 307 1,034 135 13.0% NA (2.6%) NA NA NA American Freight NA NA 883 (69) (7.8%) 6.5% 5.6% - - - Ethan Allen Interiors Inc. 700 615 848 157 18.5% NA NA NA 4.8x NA Badcock Home Furniture NA NA 592 (21) (3.6%) (2.1%) (9.2%) - - - Sleep Country Canada Holdings Inc. 657 678 683 164 24.0% 2.1% 3.4% 0.2% 4.3x 4.1x Mean $4,160 $4,432 $6,736 $721 10.8% 2.0% 0.1% (0.9%) 5.6x 5.4x Median $679 $837 $1,060 $153 11.8% 2.1% 0.2% (0.7%) 5.3x 5.2x Beauty, Health and Wellness Walgreens Boots Alliance, Inc. $27,316 $46,765 $131,772 $5,710 4.3% NA 5.0% 9.6% 7.0x 6.8x Rite Aid Corporation 114 3,219 23,918 419 1.8% NA (3.7%) (5.2%) 9.0x 8.5x Ulta Beauty, Inc. 26,476 25,738 10,001 1,820 18.2% 3.6% 7.8% 4.9% 13.3x 12.8x Bath & Body Works, Inc. 7,536 11,167 7,474 1,597 21.4% NA 2.6% 1.9% 7.6x 6.7x Sprouts Farmers Market, Inc. 3,769 3,735 6,389 485 7.6% 7.0% 6.4% 3.4% 7.4x 7.2x Sally Beauty Holdings, Inc. 1,209 2,261 3,757 483 12.8% (0.8%) 1.5% 0.9% 4.9x 4.6x Vitamin Shoppe NA NA 1,207 136 11.2% 2.5% 2.7% 1.6% - - Natural Grocers by Vitamin Cottage, Inc. 253 299 1,090 56 5.2% NA NA 6.0% 5.0x 4.7x Mean $9,525 $13,312 $23,201 $1,338 10.3% 3.0% 3.2% 2.9% 7.7x 7.3x Median $3,769 $3,735 $6,932 $484 9.4% 3.0% 2.7% 2.6% 7.4x 6.8x FREEDOM $827 $2,292 $4,195 $288 6.9% 5.9% 2.7% (1.3%) 6.5x 5.5x Proposed Transaction 1,089 2,552 4,195 288 6.9% 5.9% 2.7% (1.3%) 9.5x 8.6x Analysis of Selected Public Companies – Valuation and Benchmarking Source: Company provided financials, S&P Capital IQ as of May 8, 2023, Public filings and Wall Street equity research. (1) Reflects pro forma debt and cash figures as of February 2, 2023. (2) Reflects consensus estimated EV / 2023E and 2024P Adjusted EBITDA multiples at the unaffected share price on March 17, 2023. (3) Reflects 2023E figures. ($Millions) (1) (2) (2) (3) (3) (3) 17

Confidential Jefferies LLC / May 2023 Equity Enterprise 2022A Size and Scale 22A - '24P Projected Gowth EV / EBITDA Finance Driven Retail Value Value Revenue EBITDA EBITDA % Unit Revenue EBITDA 2023E 2024P Upbound Group, Inc. $1,917 $3,172 $4,245 $454 10.7% 0.4% (2.3%) (2.0%) 7.7x 7.3x The Aaron's Company, Inc. 395 586 2,251 166 7.4% (1.5%) 0.9% 1.4% 3.9x 3.4x Conn's, Inc. 123 535 1,339 37 2.8% 6.9% 5.0% 64.2% 12.4x 5.3x Buddy's Home Furnishings NA NA 57 16 27.1% 9.1% 2.3% 1.7% - - Mean $811 $1,431 $1,973 $168 12.0% 3.7% 1.5% 16.3% 8.0x 5.3x Median $395 $586 $1,795 $102 9.0% 3.7% 1.6% 1.6% 7.7x 5.3x Specialty Retail DICK'S Sporting Goods, Inc. $12,863 $12,497 $12,217 $1,846 15.1% 1.2% 3.3% 3.0% 6.6x 6.4x The ODP Corporation 1,816 1,601 8,520 437 5.1% NA (2.9%) (4.8%) 4.0x 4.0x Academy Sports and Outdoors, Inc. 4,806 5,064 6,438 995 15.5% 5.8% 4.6% 1.5% 5.4x 4.9x JOANN Inc. 88 1,059 2,206 99 4.5% (0.6%) (0.7%) 30.0% 8.7x 6.4x Hibbett, Inc. 700 723 1,727 213 12.3% 3.6% 5.5% 5.1% 3.4x 3.1x Mean $4,055 $4,189 $6,221 $718 10.5% 2.5% 2.0% 7.0% 5.6x 5.0x Median $1,816 $1,601 $6,438 $437 12.3% 2.4% 3.3% 3.0% 5.4x 4.9x Unit-Based Education Pearson plc $7,728 $8,593 $4,613 $834 18.1% NA 2.7% 12.5% 8.6x 8.1x Bright Horizons Family Solutions Inc. 5,357 6,299 2,016 317 15.7% 1.5% 12.5% 16.0% 17.5x 14.8x Stride, Inc. 1,862 1,963 1,745 268 15.4% NA 7.8% 16.9% 6.5x 5.4x Franklin Covey Co. 489 454 270 44 16.3% NA 10.4% 13.1% 9.7x 8.1x Sylvan Learning NA NA 42 13 31.4% 2.6% 3.1% 5.3% - - Mean $3,859 $4,327 $1,737 $295 19.4% 2.0% 7.3% 12.8% 10.6x 9.1x Median $3,609 $4,131 $1,745 $268 16.3% 2.0% 7.8% 13.1% 9.1x 8.1x Hybrid Franchisors Snap-on Incorporated $14,071 $14,536 $4,489 $1,232 27.4% NA 3.9% 6.9% 10.7x 10.3x Driven Brands Holdings Inc. 4,903 7,461 2,043 274 13.4% 5.9% 14.4% 56.7% 12.7x 11.1x Shake Shack Inc. 2,854 2,904 900 70 7.8% 14.7% 18.6% 39.8% 24.4x 21.1x El Pollo Loco Holdings, Inc. 337 383 469 49 10.4% 3.5% 3.8% 16.1% 6.5x 5.8x Mean $5,541 $6,321 $1,976 $406 14.8% 8.0% 10.2% 29.9% 13.6x 12.1x Median $3,879 $5,183 $1,472 $172 11.9% 5.9% 9.1% 27.9% 11.7x 10.7x Weighted Median 7.8x 7.2x Median 7.4x 6.6x Mean 8.1x 7.3x _ FREEDOM $827 $2,292 $4,195 $288 6.9% 5.9% 2.7% (1.3%) 6.5x 5.5x Proposed Transaction 1,089 2,552 4,195 288 6.9% 5.9% 2.7% (1.3%) 9.5x 8.6x Analysis of Selected Public Companies – Valuation and Benchmarking (Cont’d) Source: Company provided financials, S&P Capital IQ as of May 8, 2023, company filings and Wall Street equity research. (1) Weighted according to the corresponding year’s Adj. EBITDA segment contribution to the total FREEDOM aggregate. Reflects Pet Retail median weighted by Pet Supplies Plus, Home and Furniture median weighted by American Freight and Badcock Home Furniture, Beauty Health and Wellness and Specialty Retail combined median weighted by Vitamin Shoppe, Finance Driven Retail median weighted by Buddy’s, and Unit Based Education median weighted by Sylvan Learning. (2) Reflects pro forma debt and cash figures as of February 2, 2023. (3) Reflects consensus estimated EV / 2023E and 2024P Adjusted EBITDA multiples at the unaffected share price on March 17, 2023. (1) (2) (3) (3) ($Millions) 18

Confidential Jefferies LLC / May 2023 EV / LTM EBITDA Analysis of Selected Transactions – Since 2017 ($Millions) Source: Company filings, Definitive Proxy Statements, press releases, Wall Street equity research. (1) Weighted according to the Q1 2023 LTM Adj. EBITDA segment contribution to the total FREEDOM aggregate. Reflects Pet Retail median weighted by Pet Supplies Plus, Home and Furniture median weighted by American Freight and Badcock Home Furniture, Beauty Health and Wellness and Specialty Retail combined median weighted by Vitamin Shoppe, Finance Driven Retail median weighted by Buddy’s, and Unit Based Education median weighted by Sylvan Learning. Date Announced Target Acquiror Implied Enterprise Value Implied TEV / LTM EBITDA Pet Retail Jan-21 Pet Supplies Plus Franchise Group $700 8.8x Nov-18 Greencross TPG Capital $970 10.0x Home & Furniture May-23 Mattress Firm Tempur Sealy International $4,000 9.3x Jan-22 Mattress Warehouse Wynnchurch Capital ND ND Nov-21 W.S. Badcock Franchise Group $580 4.2x Nov-21 Casper Sleep Durational Capital Management $332 NM May-21 At Home Hellman & Friedman $2,830 7.9x May-21 Dreams Tempur Sealy International $475 6.3x Dec-19 American Freight Franchise Group $450 9.6x Jan-17 Art Van Furniture Thomas H. Lee Partners $550 ND Beauty, Health & Wellness Jun-20 GNC Corporation Harbin Pharmaceutical Group $760 6.9x Aug-19 The Vitamin Shoppe Franchise Group $208 3.8x Jun-17 Whole Foods Amazon $13,733 10.3x Jun-17 The Body Shop Natura Cosmeticos $1,120 13.0x Finance Driven Retail Dec-21 American First Finance FirstCash $1,100 12.1x Dec-20 Acima Rent-a-Center $1,650 7.3x Specialty Retail Apr-22 BrandsMart U.S.A The Aaron's Company $230 5.0x Oct-23 Diamonds Direct Signet Jewlers $490 7.1x Apr-21 West Marine L Catterton ND ND Mar-21 The Michael's Companies Apollo Global Management $4,524 6.8x Dec-20 Sportsman's Warehouse Holdings, Inc. Great Outdoors Group, LLC $792 6.0x Sep-20 JCPenney Brookfield / Simon $800 ND Aug-19 Party City (Canada) Canadian Tire $131 9.9x Jun-19 Barnes & Noble Elliott Management Advisors $683 5.7x Apr-19 Smart and Final Apollo Global Management $1,100 ND Oct-18 Marshall Retail Group WH Smith plc $400 13.7x Jun-17 Staples Sycamore Partners $6,593 5.0x Apr-17 Cabela's Bass Pro Group $4,580 10.4x Jan-17 Leslie's Poolmart L Catterton ND ND Unit Based Education Jun-22 The Goddard School Sycamore Partners ~$1,100 22.0x Feb-22 Houghton Mifflin Harcourt Company Veritas Capital $2,666 9.9x Feb-22 Mathnasium Roark Capital ND ND Oct-21 Lakeshore Learning Leonard Green Partners ~$1,600 ND Weighted Median(1) 8.4x Overall Mean 8.8x Overall Median 8.3x Proposed Transaction $2,552 8.3x 19

Confidential Jefferies LLC / May 2023 Year ending December 31, CAGR Normalized Terminal Yr (US $Ms, except price per share) 2023E 2024P 2025P 2026P 2023E - 2026P Excluding Badcock(1) EBITDA (net of Stock Based Compensation)(2) $242 $281 $366 $440 22.2% $457 % Margin 5.7% 6.3% 7.5% 8.3% 8.3% Less: D&A (80) (82) (78) (78) (35) EBIT $162 $199 $288 $363 30.9% $422 Less: Taxes(3) (42) (52) (75) (94) (110) Net Operating Profit After Tax (NOPAT) $120 $147 $213 $269 30.9% $312 Plus: D&A 80 82 78 78 35 Less: NWC (Increase) / Decrease 125 38 (18) (41) (32) Less: Other Assets / Liabilities (Increase) / Decrease(4) 16 (5) 13 3 - Less: Capital Expenditure (47) (42) (45) (45) (35) Unlevered FCF $293 $220 $242 $263 (3.5%) $281 % Conversion 111.4% 74.2% 63.3% 57.8% 59.4% Present Value of Unlevered FCF $275 $183 $177 $170 Net of MIP Payout Pre-MIP Terminal Value at 3.0% Growth Rate $3,000 $3,000 Less: Illustrative Management Incentive Payoff(5) ($175) - Plus: Badcock Terminal Value(6) ($97) ($97) Terminal Value Post Incentive Units Payoff & Badcock $2,728 $2,903 Present Value of Terminal Value(7) $1,658 $1,765 Sum of PV of Unlevered FCF $805 $805 Total Enterprise Value $2,463 $2,570 Plus: Cash (Q4 '22A) $81 $81 Less: Debt (Q4 '22A) ($1,381) ($1,381) Less: Preferred Equity ($114) ($114) Equity Value $1,049 $1,156 Fully Diluted Shares Outstanding (in millions)(8) 36.281 36.287 Implied Price Per Share (Rounded to the nearest $0.25) $29.00 $31.75 Sensitivities FREEDOM Discounted Cash Flow Analysis – Based on May 4, 2023 LRP Note: Share prices in sensitivity tables are rounded to the nearest $0.25. Source: Consolidated Long-Range Plan provided by FREEDOM management on May 4, 2023. (1) Reflects depreciation equal to capital expenditures in Normalized Terminal Year. (2) As per Long-Range Plan EBITDA forecast through 2026P provided by FREEDOM management on May 4, 2023. (3) Applied effective tax rate of 26% as per FREEDOM management. (4) Other assets / liabilities exclude non-current deferred tax assets, income taxes payable, right of use assets, long-term operating lease liabilities and non-current long-term debt. (5) Management Incentive payoff reflects tax-effected exercise of Optional Liquidity MIPs in 2026 for Pet Supplies Plus, Sylvan and American Freight and Change of Control for Vitamin Shoppe based on contractual multipliers. (6) Badcock terminal value as of 2026 calculated as the then present value of years 2027 to 2030 cash flow plus the subsequent years based on 2030 FCF and a 3% perpetuity growth rate. (7) Based on illustrative perpetuity growth rate of 3%. Based on midpoint WACC of 13.25%. (8) Fully diluted shares outstanding comprised of 35,172,623 shares of common stock, 216,376 stock options outstanding and exercisable at various strike prices, 506,189 restricted stock units and 454,093 performance restricted stock units as provided by FREEDOM management on May 3, 2023. Excludes 803,426 out-of-the-money Market-Based Restricted Stock Units that are not expected to vest in connection with the Proposed Transaction. (9) Reflects changes in EBITDA (net of Stock Based Compensation) from 2023E to 2026P and Normalized Terminal Year. ~$31.00 / share without VSI MIP payout Implied Terminal EBITDA Multiple(7) Perpetuity Discount Rate Growth 12.75% 13.25% 13.75% 2.5% 6.3x 6.0x 5.8x 3.0% 6.7x 6.3x 6.1x 3.5% 7.1x 6.7x 6.4x Pre-MIP (15.00%) $15.25 $25.25 (10.00%) 19.00 29.75 (5.00%) 22.50 34.00 0.0% 26.25 38.50 5.00% 30.00 43.00 10.00% 33.75 47.50 15.00% 37.50 52.00 Change in EBITDA(9) Implied Price Per Share (Low) Implied Price Per Share (High) Implied Price Per Share (Pre MIP) Perpetuity Discount Rate (Refer to pages 23-25) Growth 12.75% 13.25% 13.75% 2.5% $32.50 $29.25 $26.25 3.0% $35.50 $31.75 $28.75 3.5% $38.50 $34.75 $31.25 20

Confidential Jefferies LLC / May 2023 1-day Premiums 17% 30% 41% 19% 31% 52% $27.02 $29.93 $34.70 $26.53 $29.52 $32.04 25% 36% 55% Illustrative Selected M&A Premiums Overview – Based on Unaffected Stock Price (3/17/2023) (For Reference Only) Source: Refinitiv as of May 8, 2023. (1) Data represents 355 all-cash transactions with Total Enterprise Values at Announcement Date of $1.0 Billion to $5.0 Billion since 2010. Excludes real estate, energy & power and financial sector transactions. (2) Data represents 61 all-cash transactions with Total Enterprise Values at Announcement Date of $1.0 Billion to $5.0 Billion involving consumer and retail U.S. domiciled and publicly listed traded targets since 2010. (3) Implied price based on premiums applied to unaffected share price as of close on March 17, 2023. (4) Per Mergermarket report dated January 10, 2023. U.S. M&A All-Cash Transactions, Closed Since January 1, 2010 Median – All Industries(1) Median – Consumer & Retail(2) 21% 31% 47% Implied Price / FREEDOM Share(3) Implied Price / FREEDOM Share(3) 30-day Premiums $28.39 $31.04 $35.34 $27.52 $29.89 $33.39 Proposed Purchase Price 25th Percentile Median 75th Percentile 25th Percentile Median 75th Percentile 25th Percentile Median 75th Percentile 25th Percentile Median 75th Percentile $30.00 30-Day Premium 1-Day Premium 32% 0% 21

Confidential Jefferies LLC / May 2023 Appendix 22

Confidential Jefferies LLC / May 2023 FREEDOM Weighted Average Cost of Capital (WACC) Analysis ($Millions, except per share data) Source: Public Company Filings, Kroll, Bloomberg. Note: Market data as of May 8, 2023. (1) Tax Rate calculated as the summation of US Federal and State statutory tax rates. (2) 5-Year Weekly Adjusted Beta sourced from Bloomberg. Selected Companies Company Name Equity Value Total Debt Cash Minority Interest Preferred Stock Total EV D / E Ratio Equity / Total Cap. Debt / Total Cap. Tax Rate(1) Bloomberg Beta(2) Unlevered Beta Adj. Levered Beta Pet Retail Musti Group Oyj $702 $166 $16 $0 $0 $852 21.4% 82.4% 17.6% 20.0% 1.02 0.87 0.95 Pets at Home Group Plc 2,454 249 181 0 0 2,523 2.8% 97.3% 2.7% 25.0% 0.71 0.69 0.76 Petco Health and Wellness Company, Inc. 3,186 1,694 202 0 0 4,678 46.8% 68.1% 31.9% 29.8% 1.19 0.90 0.98 Median 21.4% 82.4% 17.6% 25.0% 1.02 0.87 0.95 Mean 23.7% 82.6% 17.4% 24.9% 0.97 0.82 0.89 Home and Furniture Best Buy Co., Inc. $16,087 $1,192 $1,874 $0 $0 $15,405 (4.2%) 104.4% (4.4%) 30.8% 1.24 1.28 1.39 Williams-Sonoma, Inc. 7,914 0 367 0 0 7,547 (4.6%) 104.9% (4.9%) 29.8% 1.30 1.34 1.46 Sleep Number Corporation 538 460 2 0 0 996 85.2% 54.0% 46.0% 30.8% 1.54 0.97 1.05 Tempur Sealy International, Inc. 6,793 2,831 69 10 0 9,564 40.7% 71.0% 28.9% 26.0% 1.55 1.19 1.30 Sleep Country Canada Holdings Inc. 657 74 59 5 0 678 2.4% 96.9% 2.3% 39.5% 1.21 1.19 1.28 Ethan Allen Interiors Inc. 700 0 85 (0) 0 615 (12.2%) 113.9% (13.9%) 28.5% 0.96 1.05 1.14 Haverty Furniture Companies, Inc. 430 0 123 0 0 307 (28.6%) 140.1% (40.1%) 26.8% 0.92 1.16 1.26 The Container Store Group, Inc. 154 189 6 0 0 337 119.0% 45.7% 54.3% 21.0% 1.21 0.62 0.68 Median (0.9%) 100.7% (1.1%) 29.2% 1.23 1.17 1.27 Mean 24.7% 91.4% 8.5% 29.1% 1.24 1.10 1.19 Finance Driven Retail Upbound Group, Inc. $1,917 $1,400 $144 $0 $0 $3,172 65.5% 60.4% 39.6% 21.0% 1.25 0.83 0.90 Conn's, Inc. 123 432 20 0 0 535 336.0% 22.9% 77.1% 21.0% 1.57 0.43 0.47 The Aaron's Company, Inc. 395 219 28 0 0 586 48.5% 67.4% 32.6% 26.8% 1.19 0.88 0.95 Median 65.5% 60.4% 39.6% 21.0% 1.25 0.83 0.90 Mean 150.0% 50.2% 49.8% 22.9% 1.34 0.71 0.78 Beauty, Health and Wellness Ulta Beauty, Inc. $26,476 $0 $738 $0 $0 $25,739 (2.8%) 102.9% (2.9%) 30.5% 1.22 1.25 1.35 Sprouts Farmers Market, Inc. 3,770 259 293 0 0 3,735 (0.9%) 100.9% (0.9%) 25.9% 0.57 0.57 0.62 Sally Beauty Holdings, Inc. 1,209 1,151 99 0 0 2,261 87.1% 53.5% 46.5% 21.0% 1.16 0.68 0.75 Bath & Body Works, Inc. 7,536 4,862 1,232 1 0 11,167 48.2% 67.5% 32.5% 21.0% 1.54 1.11 1.22 Rite Aid Corporation 114 3,208 103 0 0 3,219 2714.9% 3.6% 96.4% 31.0% 0.96 0.05 0.05 Walgreens Boots Alliance, Inc. 27,316 13,042 1,840 8,247 0 46,765 41.0% 58.4% 24.0% 30.5% 0.87 0.67 0.73 Natural Grocers by Vitamin Cottage, Inc. 253 63 17 0 0 299 18.0% 84.7% 15.3% 25.6% 0.56 0.49 0.53 Median 41.0% 67.5% 24.0% 25.9% 0.96 0.67 0.73 Mean 415.1% 67.3% 30.1% 26.5% 0.98 0.69 0.75 23

Confidential Jefferies LLC / May 2023 FREEDOM Weighted Average Cost of Capital (WACC) Analysis (Cont’d) ($Millions, except per share data) Source: Public Company Filings, Kroll, Bloomberg. Note: Market data as of May 8, 2023. (1) Tax Rate calculated as the summation of US Federal and State statutory tax rates. (2) 5-Year Weekly Adjusted Beta sourced from Bloomberg. Selected Companies Company Name Equity Value Total Debt Cash Minority Interest Preferred Stock Total EV D / E Ratio Equity / Total Cap. Debt / Total Cap. Tax Rate(1) Bloomberg Beta(2) Unlevered Beta Adj. Levered Beta Specialty Retail DICK'S Sporting Goods, Inc. $12,863 $1,558 $1,924 $0 $0 $12,497 (2.8%) 102.9% (2.9%) 31.0% 1.42 1.45 1.57 Academy Sports and Outdoors, Inc. 4,807 595 337 0 0 5,065 5.4% 94.9% 5.1% 21.0% 1.31 1.26 1.38 The ODP Corporation 1,816 188 403 0 0 1,601 (11.8%) 113.4% (13.4%) 26.5% 1.12 1.23 1.34 JOANN Inc. 88 991 20 0 0 1,059 1101.3% 8.3% 91.7% 21.0% 1.11 0.11 0.13 Hibbett, Inc. 700 39 16 0 0 723 3.2% 96.9% 3.1% 27.5% 1.33 1.29 1.41 Median 3.2% 96.9% 3.1% 26.5% 1.31 1.26 1.38 Mean 219.0% 83.3% 16.7% 25.4% 1.26 1.07 1.16 Unit-Based Education Bright Horizons Family Solutions Inc. $5,357 $978 $36 $0 $0 $6,299 17.6% 85.1% 14.9% 29.0% 1.24 1.10 1.20 Stride, Inc. 1,862 420 318 0 0 1,963 5.5% 94.8% 5.2% 27.0% 0.72 0.69 0.76 Franklin Covey Co. 489 20 55 0 0 454 (7.1%) 107.7% (7.7%) 25.9% 1.15 1.22 1.33 Pearson plc 7,728 1,535 686 16 0 8,593 11.0% 89.9% 9.9% 25.0% 0.73 0.67 0.73 Median 8.2% 92.4% 7.5% 26.4% 0.94 0.90 0.98 Mean 6.7% 94.4% 5.6% 26.7% 0.96 0.92 1.00 Hybrid Franchsiors El Pollo Loco Holdings, Inc. $337 $66 $20 $0 $0 $383 13.5% 88.1% 11.9% 29.8% 1.04 0.95 1.03 Shake Shack Inc. 2,854 256 231 25 0 2,904 0.9% 98.3% 0.9% 28.3% 1.37 1.36 1.48 Driven Brands Holdings Inc. 4,903 2,784 227 1 0 7,461 52.1% 65.7% 34.3% 23.5% 1.13 0.81 0.88 Snap-on Incorporated 14,073 1,200 757 22 0 14,538 3.1% 96.8% 3.0% 28.9% 1.05 1.02 1.11 Median 8.3% 92.5% 7.5% 28.6% 1.13 0.99 1.07 Mean 17.4% 87.2% 12.5% 27.6% 1.26 1.04 1.13 Overall Selected Companies Median 12.2% 89.0% 10.9% 26.8% 1.19 0.96 1.04 Mean 141.6% 80.7% 18.7% 26.7% 1.15 0.92 1.01 FREEDOM Normalized Cap Structure $1,069 $735 $98 $114 $1,819 59.6% 58.8% 35.0% 26.0% 1.61 1.12 1.61 FREEDOM Actual Cap Structure $1,069 $1,448 $98 $114 $2,533 126.3% 42.2% 53.3% 26.0% 1.61 0.83 1.61 24

Confidential Jefferies LLC / May 2023 FREEDOM Actual FREEDOM Normalized Selected Peers Illustrative Range Market Risk Premium (Rm) 7.2% 7.2% 7.2% 7.2% 7.2% Multiplied by: Adj. Levered Beta 1.61 1.61 1.05 1.43 1.65 Adjusted Equity Risk Premium 11.5% 11.5% 7.5% 10.3% 11.8% Plus: Risk-Free Rate (Rf) 3.9% 3.9% 3.9% 3.9% 3.9% Plus: Size Premium (Rs) 1.4% 1.4% 1.4% 1.4% 1.4% Cost of Equity (Ke) 16.8% 16.8% 12.8% 15.6% 17.1% Multiplied by: E / (D + E) 46.7% 65.0% 89.1% 60.0% 70.0% Cost of Equity Portion 7.9% 10.9% 11.4% 9.3% 12.0% After-Tax Cost of Debt 7.5% 7.5% 7.5% 7.5% 7.5% Multiplied by: D / (D + E) 53.3% 35.0% 10.9% 40.0% 30.0% Cost of Debt Portion 4.0% 2.6% 0.8% 3.0% 2.3% WACC 11.87% 13.58% 12.20% 12.35% 14.23% FREEDOM Weighted Average Cost of Capital (WACC) Analysis (Cont’d) ($Millions, except per share data) Source: Public Company Filings, Kroll, Bloomberg. Note: Market data as of May 8, 2023. (1) Spot rate for 20-Year US Treasury Yield as of May 8, 2023. (2) Normalized leverage ratios per FREEDOM management. (3) Adjusted for FREEDOM Debt / Capital ratio and median Debt / Capital ratio for selected public companies. (4) Represents long-horizon expected equity risk premium per Kroll Cost of Capital Navigator. (5) FREEDOM size premium based on 7th decile in Kroll Cost of Capital Navigator. (6) Tax rate based on FREEDOM’s effective tax rate of 2023E as per consolidated Long-Range Plan provided by FREEDOM management on May 4, 2023 (7) FREEDOM pre-tax cost of debt is based on estimated cost of debt for refinancing current debt at SOFR+475 trading at 96.5. WACC Assumptions WACC Calculation FREEDOM Actual FREEDOM Normalized Selected Peers Illustrative Range Risk-Free Rate (Rf)(1) 3.9% 3.9% 3.9% 3.9% 3.9% Unlevered Beta 0.83 1.12 0.96 0.96 1.25 Debt / Equity Ratio 126.3% 59.6% 12.2% 66.7% 42.9% Adj. Levered Beta(3) 1.61 1.61 1.05 1.43 1.65 Market Risk Premium (Rm)(4) 7.2% 7.2% 7.2% 7.2% 7.2% Size Premium (Rs)(5) 1.4% 1.4% 1.4% 1.4% 1.4% Tax Rate(6) 26.0% 26.0% 26.8% 26.0% 26.0% Pre-Tax Cost of Debt (Kd)(7) 10.2% 10.2% 10.2% 10.2% 10.2% Illustrative After-tax Cost of Debt 7.5% 7.5% 7.5% 7.5% 7.5% Illustrative Debt / Total Capital 53.3% 35.0% 10.9% 40.0% 30.0% (2) (2) 25

Confidential Jefferies LLC / May 2023 $109 $97 $4 $19 $47 $91 $116 FY2020A FY2021A FY2022A FY2023E FY2024P FY2025P FY2026P American Freight – Supplemental Management Commentary on Financial Performance $945 $989 $883 $912 $985 $1,145 $1,262 11.6% 9.8% 0.4% 2.1% 4.8% 8.0% 9.2% ($4) ($1) ($25) $4 ($27) ($6) $8 Revenue American Freight’s 2022 performance deteriorated due to a number factors including pull-back by its lower income customer base, potential sales pull-forward during prior COVID periods and ongoing cost inflation ─ Q1 2023 remained EBITDA negative due to the weakest tax season of the past decade according to management Going forward, management is projecting a return to profitability beginning in Q2 2023 resulting in modest 2023 EBITDA which grows sharply through 2026 ─ 2026 EBITDA falls in line with 2020 and 2021 levels, albeit on lower margins against higher sales EBITDA Margin Adj. EBITDA FCF(1) Note: Supplemental Commentary provided in light of meaningful performance change in FREEDOM LRP, per FREEDOM management. Source: Consolidated Long-Range Plan provided by FREEDOM management on May 4, 2023 and FREEDOM management. (1) Calculated as Cash Flow from Operations less Capital Expenditures. 26

Confidential Jefferies LLC / May 2023 A significant portion of Badcock’s revenue is dependent on providing consumer credit to its customers FREEDOM's approach to financing Badcock customers is currently in transition due to balance sheet constraints − Management has explored numerous solutions to date that have not proven fruitful (e.g., SPV, AFF as second look provider, sale / merger) The Company's LRP reflects an outsourcing arrangement with Fortiva which is currently under test − Management expects such arrangement would result in negative EBITDA for the next several years Alternatively, FREEDOM continues to explore several other options which may or may not be feasible and if so may or may not be more financially attractive: − Partnering with alternative third-party credit service providers (e.g., Genesis) − JV transaction with a consumer-financing operating company or credit provider (e.g., Fortiva) − Sale to a financial sponsor or management − Business liquidation $106 $85 $84 ($21) ($38) ($27) ($16) ($10) ($4) $3 $10 FY2020A FY2021A FY2022A FY2023E FY2024P FY2025P FY2026P FY2027P FY2028P FY2029P FY2030P Badcock – Supplemental Management Commentary on Financial Performance $899 $907 $716 $592 $591 $660 $730 $774 $820 $869 $922 11.8% 9.4% 11.7% (3.5%) (6.4%) (4.1%) (2.2%) (1.4%) (0.5%) 0.3% 1.1% $162 $216 $45 $31 $26 ($15) ($24) ($22) ($18) ($13) ($8) Note: Supplemental Commentary provided in light of meaningful performance change in FREEDOM LRP, per FREEDOM management. Source: Consolidated Long-Range Plan provided by FREEDOM management on May 4, 2023, and FREEDOM management. (1) Calculated as Cash Flow from Operations less Capital Expenditures. Adj. EBITDA Revenue EBITDA Margin FCF(1) 27

Confidential Jefferies LLC / May 2023 Cash flow for 2023 $4.6 Book Value Monetization % Monetization Value Liquidation of Q4' 23 Assets Account Receivables $52.0 25% $13.0 Inventory 122.0 50% 61.0 Income Tax Receivable 3.1 3.1 Intercompany Receivable 100.0 0.0 Property, Equipment, and Software, Net 17.6 10% 1.8 Other Assets 23.5 70% 16.4 Liquidation of Q4 '23 Liabilities Long-Term Financing Leases (0.9) (0.9) Accounts Payable (62.6) (62.6) Accrued Expenses (8.8) (8.8) Income Taxes Payable 1.5 1.5 Deferred Revenue (6.2) (6.2) Other Non-Current Liabilities (14.5) (14.5) Deferred Tax Liability - Non-Current (15.6) (15.6) Liquidation of Q4 '23 Net Assets $211.0 ($11.9) Severance Costs ($12.0) Operating Lease Liability ($383.0) Less: Sublease Income (@25% Sublease Rate) 95.8 Net Operating Lease Liability ($287.3) Aggregate Cost of Maintaining Collections Function ($25.0) Other Material Adjustments Not Quantified Less: Contractual Obligations with Dealers N.Q. Less: Litigation Expense N.Q. Less: Other Breakage from Vendor Contracts N.Q. Plus: Tax Benefits / Offsets to Parent N.Q. Total ($331.5) PV of Cash Proceeds ($292.7) Value Per Share ($8.07) Illustrative Badcock Liquidation Analysis (For Reference Only) Source: Consolidated Long-Range Plan provided by FREEDOM management on May 4, 2023, Monetization assumptions provided by FREEDOM management, Company filings and Capital IQ. Note: N.Q. indicates not quantified. (1) Cash flow includes cash flow from operating activities, investing activities and financing activities. (2) Net zero since Receivables are owed to Badcock by FREEDOM. (3) Includes other current assets, non-current notes receivables and other assets. (4) Severance costs are likely to be close to $12.0 million. (5) Reflects initial annual expense of $15.0 million falling to zero over three years. (6) Discounted over 1 year using illustrative Weighted Average Cost of Capital (WACC) of 13.25%. (7) Value per share calculated based on Fully diluted shares outstanding comprised of 35,172,623 shares of common stock, 216,376 stock options outstanding and exercisable at various strike prices, 506,189 restricted stock units and 454,093 performance restricted stock units as provided by FREEDOM management on May 3, 2023. Excludes 803,426 out-of-the-money Market-Based Restricted Stock Units that are not expected to vest in connection with the Proposed Transaction. (3) (4) (5) (1) (6) (7) (2) Badcock Cash Flow and Valuation per Illustrative Liquidation Analysis 28

Confidential Jefferies LLC / May 2023 Year ending December 31 CAGR Normalized (US $Ms, except price per share) 2027E 2028P 2029P 2030P 2027E - 2030P Terminal Yr(1) Revenue $774 $820 $869 $922 6.0% $922 EBITDA(2) ($10) ($4) $3 $10 NM $10 % Margin (1.4%) (0.5%) 0.3% 1.1% 1.1% Less: D&A (7) (7) (8) (8) (10) EBIT ($18) ($11) ($5) $3 NM $0 Less: Taxes(3) 5 3 1 (1) (0) Net Operating Profit After Tax (NOPAT) ($13) ($8) ($3) $2 NM $0 Plus: D&A 7 7 8 8 10 Less: NWC (Increase) / Decrease (6) (7) (7) (8) (8) Less: Capital Expenditure (10) (10) (10) (10) (10) Unlevered FCF ($22) ($18) ($13) ($8) NM ($7) Present Value of Unlevered FCF (as of Dec 31, 2026) ($21) ($15) ($10) ($5) Terminal Value at 3.0% Growth Rate ($77) Present Value of Terminal Value (as of Dec 31, 2026)(4) ($47) Sum of PV of Unlevered FCF (as of Dec 31, 2026) ($50) Present Value (as of Dec 31, 2026) ($97) Badcock Extended Discounted Cash Flow Analysis – Based on May 4, 2023 LRP (For Reference Only) Source: Consolidated Long-Range Plan provided by FREEDOM management on May 4, 2023. (1) Reflects depreciation equal to capital expenditures in Normalized Terminal Year. (2) As per Long-Range Plan EBITDA forecast through 2030P provided by FREEDOM management. (3) Effective tax rate for each year as per FREEDOM management estimates. (4) Based on illustrative perpetuity growth rate of 3%. Based on illustrative WACC of 13.25%. 29

Confidential Jefferies LLC / May 2023 Selected Changes Since Board Presentation on April 14, 2023 Topic Summary Changes FREEDOM Management Projections & Subsidiary Management Incentive Plans Certain cash flow and debt adjustments by Management Additional Badcock projected data through 2030 Tax benefit of (offset) of MIP payouts related to Vitamin Shoppe in 2026 lowered by ~$12M or $0.20 per share due to Section 162(m) of the Internal Revenue Code limitations Selected Transaction Analysis Increase in range for Selected Transactions Analysis from 6.5x - 8.0x to 6.75x - 8.5x based on inclusion of additional transactions Discounted Cash Flow Normalized Terminal year adjusted to exclude Badcock negative contribution Badcock projections extended by FREEDOM management to 2030 to achieve normalized state and terminal value included as a separate line item in DCF Note: In the presentation reviewed by the Special Committee on May 9, 2023, the description of the selected multiple range for FY 2023E in the “Metrics” column on page 16 had not been updated to reflect the increase (based on current market data as of such date) in the selected multiple range from 6.5x - 8.0x to 6.75x - 8.25x, which corresponds to the implied reference range of per share equity values of $10.75 to $22.00 and, as a result, was not highlighted in the table of Selected Changes Since Board Presentation on April 14, 2023. 30